UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Hector Communications Corporation
             (Exact name of registrant as specified in its charter)

           Minnesota                                        41-1666660
     (State of incorporation                             (I.R.S. Employer
         or organization)                                Identification No.)

        211 South Main
       Hector, Minnesota                                       55342
       ------------------                                    ---------
     (Address of principal                                   (Zip Code)
       executive offices)



         Title of each class                      Name of each exchange on which
         to be so registered                      each class is to be registered

 Common Stock, $.01 par value                          American Stock Exchange
 8.5% Convertible Subordinated Debentures              American Stock Exchange


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form reltes:
________________________________________________________________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:
_______________________________________________________________________________
_______________________________________________________________________________

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

Description of Common Stock:  The description of the Company's Common Stock as set forth in the Company's Registration Statement on Form 10, File No. 0-18587, (the "Form 10") is incorporated herein by reference.

Description of Debentures:    The description of the Company's Debentures as set
                              forth in the Company's Registration Statement on Form S-2, File No. 33-87888, (the "Form S-2") is incorporated herein by reference.


Item 2.  Exhibits.


Articles of Incorporation, as amended           Filed as Exhibit 3.1 to the
                                                Company's Form 10 and
                                                incorporated herein by reference

Bylaws, as amended                              Filed as Exhibit 3.2 to the
                                                Company's Form 10 and
                                                incorporated herein by reference

Indenture dated February 24, 1995 between       Filed as Exhibit 4.1 to the
Hector Communications Corp. and                 Company's Form S-2 and
National City Bank of Minneapolis, Trustee      incorporated herein by reference






                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             HECTOR COMMUNICATIONS CORPORATION


Dated: February 18, 1998                     /s/ Curtis A. Sampson
                                            ----------------------
                                             By: Curtis A. Sampson
                                             Its: Chief Executive Officer